                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                AUGUST 25, 1994

                          AMERICA WEST AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

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
        DELAWARE                      1-10140                    86-0418245
     (State or other         (Commission File Number)           (IRS Employer
       jurisdiction                                        Identification Number)
    of incorporation)
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             4000 EAST SKY HARBOR BOULEVARD, PHOENIX, ARIZONA 85034
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (602)693-0800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     See Item 3.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     The plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Plan of Reorganization") of America West Airlines, Inc. (the "Company") became effective August 25, 1994. The U.S. Bankruptcy Court for the District of Arizona had previously confirmed the Company's Plan of Reorganization on August 10, 1994.

     Information reporting the material features of the plan and information concerning the capitalization, assets and liabilities of the reorganized Company are set forth in the Company's Report on Form 10-Q for the quarter ended June 30, 1994, the press release of the Company dated August 25, 1994, the Company's Plan of Reorganization, as amended, the Company's restated Certificate of Incorporation and Bylaws, and certain agreements governing the rights of security holders of the Company, which are filed as exhibits hereto and are incorporated herein by reference.

     Information announcing the Company's alliance agreement with Continental Airlines, Inc. executed in connection with the Company's Plan of Reorganization is set forth in the Company's press release dated September 1, 1994 and in such agreement, both of which are filed as exhibits hereto and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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
    EXHIBIT
     NO.     DESCRIPTION
    ------   ----
      1.1      -- The Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code, as amended.
      3.1      -- Restated Certificate of Incorporation of America West Airlines, Inc.
      3.2      -- Restated By-laws of America West Airlines, Inc.
      4.1      -- Indenture for $100,000,000 11 1/4% Senior Notes due 2001 dated August 25,
                  1994, of America West Airlines, Inc. and American Bank National Association,
                  as trustee.
      4.2      -- Form of Senior Note (included as Exhibit A to Exhibit 4.1 above).
      4.3      -- Warrant Agreement dated August 25, 1994 between America West Airlines, Inc.
                  and First Interstate Bank of California, N.A., as Warrant Agent.
      4.4      -- Form of Warrant (included as Exhibit A to Exhibit 4.3 above).
      4.5      -- Stockholders' Agreement for America West Airlines, Inc. dated August 25, 1994 among America West Airlines, Inc., AmWest Partners, L.P., GPA Group plc and
                  certain other Stockholder Representatives.
      4.51     -- First Amendment to Stockholders' Agreement for America West Airlines, Inc.
                  dated September 6, 1994 among America West Airlines, Inc., AmWest Partners,
                  L.P., GPA Group plc and certain other Stockholder Representatives.
      4.6      -- Registration Rights Agreement dated August 25, 1994 among America West
                  Airlines, Inc., AmWest Partners, L.P. and other holders.
      4.7      -- Registration Rights Agreement dated August 25, 1994 between America West
                  Airlines, Inc. and GPA Group plc.
     10.12     -- Alliance Agreement dated August 25, 1994 between America West Airlines, Inc.
                  and Continental Airlines, Inc. including the Master Ground Handling
                  Agreement, the Reciprocal Frequent Flyer Participation Agreement, the Code
                  Sharing Agreement, the Cargo Special Pro-Rate Agreement, the Reciprocal Club
                  Usage Agreement and the Memorandum of Understanding Concerning Technology
                  Transfers.
     10.13     -- Alliance Agreement, as amended on August 25, 1994, between America West
                  Airlines, Inc. and Mesa Airlines Inc.
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICA WEST AIRLINES, INC.
                                          (Registrant)

                                          By: /s/ MARTIN J. WHALEN
                                              _________________________________
                                              Martin J. Whalen
                                              Senior Vice President and General
                                              Counsel

DATED: September 9, 1994

                                 EXHIBIT INDEX

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
    EXHIBIT
     NO.                                           DESCRIPTION
    ------        -----------------------------------------------------------------------------
      1.1      -- The Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code, as amended.
      3.1      -- Restated Certificate of Incorporation of America West Airlines, Inc.
      3.2      -- Restated By-laws of America West Airlines, Inc.
      4.1      -- Indenture for $100,000,000 11 1/4% Senior Notes due 2001 dated August 25,
                  1994, of America West Airlines, Inc. and American Bank National Association,
                  as trustee.
      4.2      -- Form of Senior Note (included as Exhibit A to Exhibit 4.1 above).
      4.3      -- Warrant Agreement dated August 25, 1994 between America West Airlines, Inc.
                  and First Interstate Bank of California, N.A., as Warrant Agent.
      4.4      -- Form of Warrant (included as Exhibit A to Exhibit 4.3 above).
      4.5      -- Stockholders' Agreement for America West Airlines, Inc. dated August 25, 1994 among America West Airlines, Inc., AmWest Partners, L.P., GPA Group plc and
                  certain other Stockholder Representatives.
      4.51     -- First Amendment to Stockholders' Agreement for America West Airlines, Inc.
                  dated September 6, 1994 among America West Airlines, Inc., AmWest Partners,
                  L.P., GPA Group plc and certain other Stockholder Representatives.
      4.6      -- Registration Rights Agreement dated August 25, 1994 among America West
                  Airlines, Inc., AmWest Partners, L.P. and other holders.
      4.7      -- Registration Rights Agreement dated August 25, 1994 between America West
                  Airlines, Inc. and GPA Group plc.
     10.12     -- Alliance Agreement dated August 25, 1994 between America West Airlines, Inc.
                  and Continental Airlines, Inc. including the Master Ground Handling
                  Agreement, the Reciprocal Frequent Flyer Participation Agreement, the Code
                  Sharing Agreement, the Cargo Special Pro-Rate Agreement, the Reciprocal Club
                  Usage Agreement and the Memorandum of Understanding Concerning Technology
                  Transfers.
     10.13     -- Alliance Agreement, as amended on August 25, 1994, between America West
                  Airlines, Inc. and Mesa Airlines Inc.
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